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                                                                   EXHIBIT 99.01





                                                             THIS IS YOUR PROXY.
                                                         YOUR VOTE IS IMPORTANT.

Regardless of whether you plan to attend the Special Meeting of Stockholders, you may ensure that your shares are represented at the Special Meeting by promptly returning your proxy in the enclosed envelope, or voting by telephone by following the instructions on the reverse side.




            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



                                      PROXY

                            CRESCENT OPERATING, INC.

                    PLEASE DATE AND SIGN ON REVERSE SIDE AND
                RETURN IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.


     The undersigned acknowledge(s) receipt of the Proxy Statement of Crescent Operating, Inc. relating to the Special Meeting of Stockholders to be held on March 6, 2003, commencing at 10:00 a.m., central standard time, at The Fort Worth Club, 306 West 7th Street, Fort Worth, Texas, 76102 (the "Special Meeting") and hereby constitute(s) and appoint(s) Jeffrey L. Stevens and Kiersten Thompson, and each of them, attorneys and proxies of the undersigned, with full power of substitution and resubstitution to each and with all the powers the undersigned would possess if personally present, to vote for and in the name and place of the undersigned all shares of Common Stock of Crescent Operating, Inc. held or owned by the undersigned, or standing in the name of the undersigned, at the Special Meeting, or any adjournment or postponement thereof, upon the matters referred to in the Proxy Statement for the Special Meeting as stated below and on the reverse side.



     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CRESCENT OPERATING, INC. UNLESS OTHERWISE SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. PROPOSAL 1 SET FORTH HEREIN ASKS STOCKHOLDERS OF CRESCENT OPERATING, INC. TO ACCEPT A BANKRUPTCY PLAN FOR CRESCENT OPERATING, INC. TO BE IMPLEMENTED UNDER CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE, A COPY OF WHICH PLAN IS ENCLOSED WITH THESE PROXY MATERIALS. YOU SHOULD REVIEW THE PLAN AND RELATED DISCLOSURES BEFORE YOU VOTE. IF YOUR PROXY IS NOT RECEIVED BY 10:00 A.M. ON OR BEFORE MARCH 6, 2003, AND SUCH DEADLINE IS NOT EXTENDED, THIS PROXY WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN. IF THE BANKRUPTCY COURT APPROVES THE PLAN, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE. IF THERE ARE NOT ENOUGH VOTES OF THE CRESCENT OPERATING STOCKHOLDERS TO ACCEPT THE CRESCENT OPERATING BANKRUPTCY PLAN, THE CRESCENT OPERATING STOCKHOLDERS WILL NOT RECEIVE CRESCENT REAL ESTATE EQUITIES COMPANY COMMON SHARES.


     THE SOLE DIRECTOR RECOMMENDS A VOTE FOR PROPOSAL 1.

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   SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
      SIDE                                                            SIDE
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CRESCENT OPERATING, INC.
C/O EQUISERVE TRUST COMPANY N.A.



P.O. BOX 8694
EDISON, NJ 08818-8694



VOTER CONTROL NUMBER
---------------------------

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YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

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VOTE BY TELEPHONE
--------------------------------------------------------------------------------





1.   Call toll-free
     1-877-PRX-VOTE (1-877-779-8683)



2. Enter your Voter Control Number listed above and follow the easy recorded instructions.


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IF YOU VOTE BY TELEPHONE,
PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


 [X]    Please mark
        votes as in
        this example.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                    FOR     AGAINST    ABSTAIN

1.      Proposal to accept a bankruptcy plan
        of Crescent Operating, Inc. to be           / /       / /        / /
        implemented under Chapter 11 of the
        United States Bankruptcy Code.




                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT
                                      LEFT [ ]



                                      IMPORTANT: Whether or not you expect to
                                      attend the meeting in person, please date, sign and return this proxy. Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.





Signature:              Date:        Signature:                Date:
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